Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:
                                6
Distribution Date:
                        13-Sep-96
Payment Date:
                        16-Sep-96
Collection Period Beginning:
                        01-Aug-96
Collection Period Ending:
                        31-Aug-96
Note and Certificate Accrual Beginning:
                        15-Aug-96
Note and Certificate Accrual Ending:
                        16-Sep-96

BOND SUMMARY:
Beginning Class A Note Security Balance
                  $564,628,988.60
Beginning Class B Note Security Balance
                  $136,244,640.00
Beginning Certificate Security Balance
                   $25,455,360.00
Beginning Overcollateralization Amount
                   $40,744,061.92
Beginning Class A Adjusted Balance
                  $564,628,988.60
Beginning Class B Adjusted Balance
                  $136,244,640.00
Beginning Certficate  Adjusted Balance
                   $25,455,360.00
Beginning Overcollateralization Amount
                   $40,744,061.92
Ending Class A Note Security Balance
                  $550,661,866.80
Ending Class B Note Security Balance
                  $136,244,640.00
Ending Certificate Security Balance
                   $25,455,360.00
Ending Overcollateralization Amount
                   $40,903,868.80
Ending Class A Adjusted Balance
                  $550,661,866.80
Ending Class B Adjusted Balance
                  $136,244,640.00
Ending Certficate  Adjusted Balance
                   $25,455,360.00
Ending Overcollateralization Amount
                   $40,903,868.80
Class A Note Rate Capped at 13%
                         5.641880%
Class B Note Rate Capped at 15%
                         6.021880%
Certificate Rate Capped at 16%
                         6.421880%
Class A Interest Due
                    $2,831,616.89
Class B Interest Due
                      $729,287.89
Certificate Yield  Due
                      $145,307.79
Class A Interest Paid
                    $2,831,616.89
Class B Interest Paid
                      $729,287.89
Certificate Yield Paid
                      $145,307.79
Class A Unpaid Interest
                            $0.00
Class B Unpaid Interest
                            $0.00
Certificate Unpaid Yield
                            $0.00
Class A Principal Paid
                   $13,967,121.79
Class B Principal Paid
                            $0.00
Certificate Principal Paid
                            $0.00
OC Principal Paid
                            $0.00
Beginning Class A Net Charge-Off
                            $0.00
Beginning Class B Net Charge-Off
                            $0.00
Beginning Certificate Net Charge-Off
                            $0.00
Beginning OC Net Charge-Off
                            $0.00
Reversals Allocated to Class A
                            $0.00
Reversals Allocated to Class B
                            $0.00
Reversals Allocated to Certificates
                            $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                      $159,806.89
 Total Charge-Offs:
                            $0.00
Charge-Offs Allocated to Class A
                            $0.00
Charge-Offs Allocated to Class B
                            $0.00
Charge-Offs Allocated to Certificates
                            $0.00
Charge-Offs Allocated to OC
                            $0.00
Ending Class A Net Charge-Off
                            $0.00
Ending Class B Net Charge-Off
                            $0.00
Ending Certificate Net Charge-Off
                            $0.00
Ending OC Net Charge-Off
                            $0.00
Bond Balance Reconciliation    (should equal $0.00)
                            $0.00

Certificate Balance/Participation Invested Amount (Beginning of
Month)                        3.3185%

Designated Certificate / Certificate Security (Balance Beginning of
Month)                  1.003168%
Designated Certificate  - Beginning of Month
                      $255,360.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(iii) & (vi)(c))           $0.00
Designated Certificate  - End of Month
                      $255,360.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(i)(c))                  $1,457.68

Designated Certificateholder Accelerated Principal Payments -
Beginning Balance          $844,061.92
Accelerated Principal Payment (Sec. 3.05 (v))
                      $159,806.89
Payments to Holder of Designated Certificate in respect to Acc.
Prin. (Sec. 3.05 (iv)          $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending Balance           $1,003,868.80

Designated Certificateholder Holdback Amount (Beginning of Month)
                   $39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(Sec. 3.05 (iv) &          $0.00
Designated Certificateholder Holdback Amount (End of Month)
                   $39,900,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
following (vii))            $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
                      $448,766.46